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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported)         September 27, 2001

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                          RAVISENT Technologies Inc.
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            (Exact name of registrant as specified in its charter)

               Delaware                 000-26287        23-2763854
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       (State or other jurisdiction    (Commission      (IRS Employer
            of incorporation)          File Number)  Identification No.)

             257 Great Valley Parkway, Malvern Pennsylvania 19355
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          (Address of principal executive offices)         (Zip Code)

     Registrant's telephone number, including area code    (800) 700-0362

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         (Former name or former address, if changed since last report)


Item 5.  Other Events and Regulation FD Disclosure.

     On September 27, 2001, the Registrant announced that its Board of Directors has authorized a program to repurchase up to $10 million worth of its outstanding shares of common stock in the open market over the next twelve months at the discretion of management. Additional details regarding the program are set forth in the press release attached hereto as Exhibit 99.3.

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Item 7.  Financial Statements and Exhibits.

     (a) Financial statements of businesses acquired.
         Not required pursuant to an Item 5 filing.

     (b) Pro forma financial information
         Not required pursuant to an Item 5 filing.

     (c) Exhibits.
         Exhibit 99.3: Press Release disseminated on September 27, 2001 announcing the Board authorization of $10 million stock purchase program.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 27, 2001

                     RAVISENT Technologies Inc.
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                     (Registrant)


                     By /s/ Thomas J. Fogarty
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                     Name:  Thomas J. Fogarty
                     Title: Senior Vice-president and Chief Financial Officer


                               INDEX TO EXHIBITS
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Exhibit No.       Description
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99.3              Press Release of RAVISENT Technologies Inc., dated September
                  27, 2001 (filed herewith).
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